UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2009
FEDERAL HOME LOAN BANK OF DALLAS
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51405	71-6013989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8500 Freeport Parkway South, Suite 600 Irving, TX		75063-2547 (Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(214) 441-8500
Former name or former address, if changed since last report:
Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The Federal Home Loan Bank of Dallas (the “Bank”) obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are the joint and several obligations of the 12 Federal Home Loan Banks (each individually, a “FHLBank” and collectively, the “FHLBanks”). Consolidated obligations are sold to the public through the Office of Finance, a joint office of the 12 FHLBanks, using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the 12 FHLBanks. Consolidated obligations are not obligations of, nor are they guaranteed by, the United States Government.
The table below summarizes all consolidated obligation bonds committed to be issued by the FHLBanks for which the Bank is the primary obligor, on the trade date(s) indicated. To the extent applicable, the table also includes any consolidated obligations for which the Bank assumed the primary repayment obligation from another FHLBank on the trade date(s) indicated. Debt assumptions, if any, are identified by an asterisk (*) in the “Trade Date” column of the table. Due to their short-term maturities of one year or less, consolidated obligation discount notes issued on behalf of the Bank in the ordinary course of business are not included in the table set forth below. Furthermore, consolidated obligations that may have been issued on behalf of other FHLBanks as primary obligors are not included in the table.
In reviewing the information contained in this Current Report on Form 8-K, please note the following:
• the Bank has not made a judgment as to the materiality of any particular consolidated obligation bond or bonds;
• the table does not include any information with regard to interest rate exchange agreements (or other derivative instruments) into which the Bank has entered (or may enter) as a result of its asset/liability management and that may be associated, directly or indirectly, with one or more of the reported consolidated obligation bonds;
• the information provided in the table will not enable a reader to compute changes in the total consolidated obligations outstanding for which the Bank is the primary obligor because the table does not include consolidated obligation discount notes nor does it address whether the proceeds from the issuance of the reported consolidated obligation bond(s) will be used to satisfy called or maturing consolidated obligations or for other business purposes. The Bank reports the total consolidated obligations outstanding for which it is the primary obligor in the Bank’s periodic reports filed with the Securities and Exchange Commission (“SEC”);
• the par amounts reported in the table represent the principal amounts of the reported consolidated obligation bonds, which may not correspond to the amounts reported in the Bank’s financial statements prepared in accordance with generally accepted accounting principles contained in its periodic reports filed with the SEC, because the par amounts do not take into account any discounts, premiums or hedging adjustments that may be associated with the consolidated obligation bonds; and
• the footnotes accompanying the table are intended to include descriptions of the various types and styles of consolidated obligation bonds that are most likely to be issued on behalf of (or assumed by) the Bank; the footnotes do not include, nor are they intended to include, descriptions of all of the various types and styles of consolidated obligation bonds that may be issued on behalf of other FHLBanks as primary obligors.

							Rate Type/
							Rate		Initial
		Settlement	Maturity	Next Pay	Call	Call	Sub-Type	Next Call	Coupon
Trade Date	CUSIP	Date	Date	Date	Type (1)	Style (2)	(3)(4)	Date	Rate	Par Amount
7/16/2009	3133XUD26	8/10/2009	8/10/2011	2/10/2010	Optional Principal Redemption	European	Fixed/Step Up	8/10/2010	1.000%	$115,000,000
7/17/2009	3133XUBZ5	7/30/2009	7/30/2021	1/30/2010	Optional Principal Redemption	Bermudan	Fixed/Step Up	10/30/2009	4.000%	$15,000,000
7/17/2009	3133XUD34	8/13/2009	8/13/2014	2/13/2010	Optional Principal Redemption	European	Fixed/Step Up	2/13/2012	2.000%	$15,000,000
7/17/2009	3133XUD67	8/3/2009	8/3/2011	2/3/2010	Optional Principal Redemption	Bermudan	Fixed/Step Up	2/3/2010	1.000%	$100,000,000
7/17/2009	3133XUD91	8/10/2009	8/10/2012	2/10/2010	Optional Principal Redemption	European	Fixed/ Constant	8/10/2011	2.050%	$75,000,000
7/17/2009	3133XUDA8	8/13/2009	8/13/2012	11/13/2009	Optional Principal Redemption	Bermudan	Fixed/Step Up	11/13/2009	1.500%	$15,000,000
7/20/2009	3133XUDK6	8/12/2009	2/12/2013	2/12/2010	Optional Principal Redemption	European	Fixed/ Constant	8/12/2010	2.450%	$15,000,000
7/20/2009	3133XUDL4	8/14/2009	2/14/2013	2/14/2010	Optional Principal Redemption	European	Fixed/ Constant	2/14/2011	2.400%	$15,000,000
7/20/2009	3133XUDN0	8/18/2009	8/18/2014	2/18/2010	Optional Principal Redemption	Bermudan	Fixed/Step Up	11/18/2009	2.125%	$15,000,000
7/20/2009	3133XUDN0	8/18/2009	8/18/2014	2/18/2010	Optional Principal Redemption	Bermudan	Fixed/Step Up	11/18/2009	2.125%	$15,000,000
7/20/2009	3133XUDN0	8/18/2009	8/18/2014	2/18/2010	Optional Principal Redemption	Bermudan	Fixed/Step Up	11/18/2009	2.125%	$15,000,000
7/20/2009	3133XUDV2	8/12/2009	8/12/2016	2/12/2010	Optional Principal Redemption	Canary	Fixed/Step Up	11/12/2009	3.250%	$25,000,000
7/21/2009	3133XUDN0	8/18/2009	8/18/2014	2/18/2010	Optional Principal Redemption	Bermudan	Fixed/Step Up	11/18/2009	2.125%	$15,000,000
7/21/2009	3133XUE66	8/12/2009	8/12/2014	2/12/2010	Optional Principal Redemption	Canary	Fixed/Step Up	11/12/2009	2.125%	$15,000,000
7/21/2009	3133XUE90	8/12/2009	8/12/2019	2/12/2010	Optional Principal Redemption	Bermudan	Fixed/Step Up	11/12/2009	4.000%	$15,000,000

(1)	Call Type Description:
Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.
(2)	Call Style Description:
American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)	Rate Type Description:
Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.
(4)	Rate Sub-Type Description:
Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas
Date: July 22, 2009	By:	/s/ Tom Lewis

Tom Lewis
Senior Vice President and Chief Accounting Officer